DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017		Dec 31, 2018	Dec 31, 2017	2018 vs. 2017
EARNINGS SUMMARY
Interest Income	$2,907	$2,781	$2,636	$2,569	$2,556	$351	14%	$10,893	$9,648	$1,245	13%
Interest Expense	605	558	507	469	436	169	39%	2,139	1,648	491	30%
Net Interest Income	2,302	2,223	2,129	2,100	2,120	182	9%	8,754	8,000	754	9%
Discount/Interchange Revenue	752	753	724	646	717	35	5%	2,875	2,654	221	8%
Rewards Cost	475	473	461	392	434	41	9%	1,801	1,602	199	12%
Discount and Interchange Revenue, net	277	280	263	254	283	(6)	(2%)	1,074	1,052	22	2%
Protection Products Revenue	50	51	50	53	54	(4)	(7%)	204	223	(19)	(9%)
Loan Fee Income	108	103	95	96	96	12	13%	402	363	39	11%
Transaction Processing Revenue	46	47	42	43	43	3	7%	178	167	11	7%
Other Income	24	20	24	29	18	6	33%	97	92	5	5%
Total Other Income	505	501	474	475	494	11	2%	1,955	1,897	58	3%

Revenue Net of Interest Expense	2,807	2,724	2,603	2,575	2,614	193	7%	10,709	9,897	812	8%

Provision for Loan Losses	800	742	742	751	679	121	18%	3,035	2,579	456	18%

Employee Compensation and Benefits	414	408	400	405	411	3	1%	1,627	1,512	115	8%
Marketing and Business Development	230	218	224	185	213	17	8%	857	776	81	10%
Information Processing & Communications	93	89	86	82	80	13	16%	350	315	35	11%
Professional Fees	190	166	161	155	189	1	1%	672	655	17	3%
Premises and Equipment	26	26	24	26	26	—	—%	102	99	3	3%
Other Expense	157	108	89	115	117	40	34%	469	424	45	11%
Total Other Expense	1,110	1,015	984	968	1,036	74	7%	4,077	3,781	296	8%

Income Before Income Taxes	897	967	877	856	899	(2)	—%	3,597	3,537	60	2%
Tax Expense	210	247	208	190	512	(302)	(59%)	855	1,438	(583)	(41%)
Net Income	$687	$720	$669	$666	$387	$300	78%	$2,742	$2,099	$643	31%

Net Income Allocated to Common Stockholders	$681	$699	$663	$646	$359	$322	90%	$2,689	$2,031	$658	32%

Effective Tax Rate	23.5%	25.5%	23.7%	22.2%	57.0%			23.8%	40.7%

Net Interest Margin	10.35%	10.28%	10.21%	10.23%	10.28%	7	bps	10.27%	10.19%	8	bps
Operating Efficiency	39.6%	37.2%	37.8%	37.6%	39.7%	(10)	bps	38.1%	38.2%	(10)	bps
ROE	25%	26%	25%	25%	14%			25%	18.6%
Capital Returned to Common Stockholders	$578	$580	$656	$684	$657	($79)	(12%)	$2,498	$2,491	$7	—%
Payout Ratio	85%	83%	99%	106%	183%			93%	123%	(3,000)	bps

Ending Common Shares Outstanding	331	338	344	351	358	(27)	(8%)	331	358	(27)	(8%)
Weighted Average Common Shares Outstanding	335	341	348	355	362	(27)	(7%)	344	374	(30)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	335	342	348	355	362	(27)	(7%)	345	374	(29)	(8%)

PER SHARE STATISTICS
Basic EPS	$2.04	$2.05	$1.91	$1.82	$0.99	$1.05	106%	$7.81	$5.43	$2.38	44%
Diluted EPS	$2.03	$2.05	$1.91	$1.82	$0.99	$1.04	105%	$7.79	$5.42	$2.37	44%
Common Stock Price (period end)	$58.98	$76.45	$70.41	$71.93	$76.92	($17.94)	(23%)	$58.98	$76.92	($17.94)	(23%)
Book Value per share	$33.58	$32.60	$31.66	$30.93	$30.43	$3.15	10%	$33.58	$30.43	$3.15	10%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017		Dec 31, 2018	Dec 31, 2017	2018 vs. 2017
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$874	$923	$837	$811	$870	$4	—%	$3,445	$3,392	$53	2%
Payment Services	23	44	40	45	29	(6)	(21%)	152	145	7	5%
Total	$897	$967	$877	$856	$899	($2)	0%	$3,597	$3,537	$60	2%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	663	642	614	550	607	56	9%	2,469	2,240	229	10%
PULSE Network	1,169	1,151	1,055	989	1,029	140	14%	4,364	3,856	508	13%
Total	1,832	1,793	1,669	1,539	1,636	196	12%	6,833	6,096	737	12%

NETWORK VOLUME
PULSE Network	$47,082	$45,244	$44,308	$43,158	$42,386	$4,696	11%	$179,792	$157,128	$22,664	14%
Network Partners	4,680	5,113	4,602	4,553	3,280	1,400	43%	18,948	14,213	4,735	33%
Diners Club International [1]	8,700	8,370	8,417	8,390	8,373	327	4%	33,877	31,544	2,333	7%
Total Payment Services	60,462	58,727	57,327	56,101	54,039	6,423	12%	232,617	202,885	29,732	15%
Discover Network - Proprietary	38,502	36,642	36,339	32,382	36,267	2,235	6%	143,865	133,044	10,821	8%
Total	$98,964	$95,369	$93,666	$88,483	$90,306	$8,658	10%	$376,482	$335,929	$40,553	12%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$18,515	$18,410	$17,441	$18,641	$14,955	$3,560	24%
Total Loan Receivables	90,512	86,894	84,789	82,744	84,248	6,264	7%
Allowance for Loan Losses	(3,041)	(2,927)	(2,828)	(2,736)	(2,621)	(420)	(16%)
Net Loan Receivables	87,471	83,967	81,961	80,008	81,627	5,844	7%
Premises and Equipment, net	936	896	874	848	825	111	13%
Goodwill and Intangible Assets, net	416	417	417	417	418	(2)	—%
Other Assets	2,215	2,152	2,058	2,053	2,262	(47)	(2%)
Total Assets	$109,553	$105,842	$102,751	$101,967	$100,087	$9,466	9%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$44,669	$43,411	$42,256	$41,321	$39,367	$5,302	13%
Brokered Deposits and Other Deposits	23,090	20,263	19,427	19,809	19,397	3,693	19%
Deposits	67,759	63,674	61,683	61,130	58,764	8,995	15%
Borrowings	27,228	26,998	26,252	26,244	26,326	902	3%
Accrued Expenses and Other Liabilities	3,436	4,154	3,927	3,722	4,105	(669)	(16%)
Total Liabilities	98,423	94,826	91,862	91,096	89,195	9,228	10%
Total Equity	11,130	11,016	10,889	10,871	10,892	238	2%
Total Liabilities and Stockholders' Equity	$109,553	$105,842	$102,751	$101,967	$100,087	$9,466	9%

LIQUIDITY
Liquidity Portfolio	$15,923	$16,370	$15,703	$17,550	$13,560	2,363	17%
Undrawn Credit Facilities [1]	36,986	36,257	36,422	35,099	35,153	1,833	5%
Total Liquidity	$52,909	$52,627	$52,125	$52,649	$48,713	$4,196	9%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017
BALANCE SHEET STATISTICS
Total Common Equity	$10,567	$10,453	$10,326	$10,308	$10,329	$238	2%
Total Common Equity/Total Assets	9.6%	9.9%	10.1%	10.1%	10.3%
Total Common Equity/Net Loans	12.1%	12.4%	12.6%	12.9%	12.7%

Tangible Assets	$109,137	$105,425	$102,334	$101,550	$99,669	$9,468	9%
Tangible Common Equity [1]	$10,151	$10,036	$9,909	$9,891	$9,911	$240	2%
Tangible Common Equity/Tangible Assets [1]	9.3%	9.5%	9.7%	9.7%	9.9%
Tangible Common Equity/Net Loans [1]	11.6%	12.0%	12.1%	12.4%	12.1%
Tangible Common Equity per share [1]	$30.63	$29.70	$28.82	$28.15	$27.69	$2.94	11%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.5%	13.9%	13.6%	14.0%	13.8%
Tier 1 Risk Based Capital Ratio	11.7%	12.1%	12.3%	12.5%	12.3%
Tier 1 Leverage Ratio	10.1%	10.4%	10.5%	10.6%	10.8%
Common Equity Tier 1 Capital Ratio [2]	11.1%	11.4%	11.6%	11.9%	11.6%

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2  At December 31, 2018, there was no difference between the Company's CET1 capital ratio calculated under Basel III transition rules and the Company's CET1 capital ratio calculated under Basel III fully phased-in rules

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017
AVERAGE BALANCES
Assets
Cash and Investment Securities	$17,660	$16,474	$16,395	$15,058	$15,290	$2,370	16%
Restricted Cash	609	638	466	821	276	333	121%
Credit Card Loans	70,563	68,613	66,594	65,983	64,791	5,772	9%
Private Student Loans	9,344	9,158	9,219	9,432	9,158	186	2%
Personal Loans	7,540	7,460	7,304	7,387	7,455	85	1%
Other Loans	760	624	531	452	398	362	91%
Total Loans	88,207	85,855	83,648	83,254	81,802	6,405	8%
Total Interest Earning Assets	106,476	102,967	100,509	99,133	97,368	9,108	9%
Allowance for Loan Losses	(2,924)	(2,827)	(2,731)	(2,615)	(2,530)	(394)	(16%)
Other Assets	4,520	4,377	4,170	4,221	4,252	268	6%
Total Assets	$108,072	$104,517	$101,948	$100,739	$99,090	$8,982	9%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$43,514	$42,498	$41,459	$39,825	$38,807	$4,707	12%
Brokered Deposits and Other Deposits	21,574	19,939	19,166	19,638	18,244	3,330	18%
Total Interest-bearing Deposits	65,088	62,437	60,625	59,463	57,051	8,037	14%
Short-term Borrowings	2	3	1	1	2	—	—%
Securitized Borrowings	16,427	16,141	16,121	16,180	16,676	(249)	(1%)
Other Long-term Borrowings	10,756	10,351	9,866	9,945	9,768	988	10%
Total Interest-bearing Liabilities	92,273	88,932	86,613	85,589	83,497	8,776	11%
Other Liabilities & Stockholders' Equity	15,799	15,585	15,335	15,150	15,593	206	1%
Total Liabilities and Stockholders' Equity	$108,072	$104,517	$101,948	$100,739	$99,090	$8,982	9%

AVERAGE RATES
Assets
Cash and Investment Securities	2.35%	2.01%	1.82%	1.57%	1.34%	101	bps
Restricted Cash	2.28%	1.92%	1.85%	1.68%	1.34%	94	bps
Credit Card Loans	13.20%	13.06%	12.88%	12.85%	12.79%	41	bps
Private Student Loans	8.31%	8.19%	8.05%	7.89%	7.69%	62	bps
Personal Loans	12.76%	12.66%	12.55%	12.43%	12.27%	49	bps
Other Loans	6.57%	6.38%	6.02%	5.98%	5.66%	91	bps
Total Loans	12.59%	12.45%	12.28%	12.21%	12.14%	45	bps
Total Interest Earning Assets	10.83%	10.72%	10.52%	10.51%	10.41%	42	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	2.00%	1.88%	1.71%	1.59%	1.44%	56	bps
Brokered Deposits and Other Deposits	2.58%	2.51%	2.33%	2.19%	2.12%	46	bps
Total Interest-bearing Deposits	2.20%	2.08%	1.90%	1.79%	1.65%	55	bps
Short-term Borrowings	2.42%	2.09%	1.89%	1.75%	1.31%	111	bps
Securitized Borrowings	2.87%	2.71%	2.67%	2.43%	2.19%	68	bps
Other Long-term Borrowings	4.65%	4.56%	4.57%	4.49%	4.30%	35	bps
Total Interest-bearing Liabilities	2.60%	2.49%	2.35%	2.22%	2.07%	53	bps

Net Interest Margin	10.35%	10.28%	10.21%	10.23%	10.28%	7	bps
Net Yield on Interest-earning Assets	8.57%	8.57%	8.50%	8.59%	8.64%	(7)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017		Dec 31, 2018	Dec 31, 2017	2018 vs. 2017
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$90,512	$86,894	$84,789	$82,744	$84,248	$6,264	7%	$90,512	$84,248	$6,264	7%
Average Loans [1,2]	$88,207	$85,855	$83,648	$83,254	$81,802	$6,405	8%	$85,256	$78,525	$6,731	9%

Interest Yield	12.59%	12.45%	12.28%	12.21%	12.14%	45	bps	12.39%	12.06%	33	bps
Gross Principal Charge-off Rate	3.77%	3.63%	3.78%	3.74%	3.45%	32	bps	3.73%	3.33%	40	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.85%	3.71%	3.87%	3.84%	3.54%	31	bps	3.81%	3.43%	38	bps
Net Principal Charge-off Rate	3.08%	2.97%	3.11%	3.09%	2.85%	23	bps	3.06%	2.70%	36	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.14%	3.03%	3.18%	3.17%	2.92%	22	bps	3.13%	2.78%	35	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.31%	2.22%	2.08%	2.23%	2.20%	11	bps	2.31%	2.20%	11	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.08%	1.00%	0.99%	1.06%	0.99%	9	bps	1.08%	0.99%	9	bps
Gross Principal Charge-off Dollars	$839	$785	$789	$769	$711	$128	18%	$3,182	$2,618	$564	22%
Net Principal Charge-off Dollars	$686	$642	$649	$635	$583	$103	18%	$2,612	$2,119	$493	23%
Net Interest and Fee Charge-off Dollars	$142	$135	$138	$136	$119	$23	19%	$551	$442	$109	25%
Loans Delinquent 30 or more days [3]	$2,049	$1,894	$1,725	$1,800	$1,806	$243	13%	$2,049	$1,806	$243	13%
Loans Delinquent 90 or more days [3]	$961	$854	$821	$855	$815	$146	18%	$961	$815	$146	18%

Allowance for Loan Loss (period end)	$3,041	$2,927	$2,828	$2,736	$2,621	$420	16%	$3,041	$2,621	$420	16%
Reserve Change Build/ (Release) [4]	$114	$100	$93	$116	$96	$18		$423	$460	($37)
Reserve Rate	3.36%	3.37%	3.34%	3.31%	3.11%	25	bps	3.36%	3.11%	25	bps
Reserve Rate Excluding PCI Loans [3]	3.39%	3.41%	3.38%	3.35%	3.15%	24	bps	3.39%	3.15%	24	bps

CREDIT CARD LOANS
Ending Loans	$72,876	$69,253	$67,812	$65,577	$67,291	$5,585	8%	$72,876	$67,291	$5,585	8%
Average Loans	$70,563	$68,613	$66,594	$65,983	$64,791	$5,772	9%	$67,953	$62,079	$5,874	9%

Interest Yield	13.20%	13.06%	12.88%	12.85%	12.79%	41	bps	13.00%	12.74%	26	bps
Gross Principal Charge-off Rate	4.01%	3.90%	4.12%	4.08%	3.73%	28	bps	4.02%	3.65%	37	bps
Net Principal Charge-off Rate	3.23%	3.14%	3.34%	3.32%	3.03%	20	bps	3.26%	2.91%	35	bps
Delinquency Rate (30 or more days)	2.43%	2.32%	2.16%	2.33%	2.28%	15	bps	2.43%	2.28%	15	bps
Delinquency Rate (90 or more days)	1.22%	1.12%	1.09%	1.18%	1.12%	10	bps	1.22%	1.12%	10	bps
Gross Principal Charge-off Dollars	$713	$674	$684	$663	$612	$101	17%	$2,734	$2,263	$471	21%
Net Principal Charge-off Dollars	$575	$543	$555	$540	$496	$79	16%	$2,213	$1,802	$411	23%
Loans Delinquent 30 or more days	$1,772	$1,608	$1,466	$1,529	$1,532	$240	16%	$1,772	$1,532	$240	16%
Loans Delinquent 90 or more days	$887	$777	$743	$777	$751	$136	18%	$887	$751	$136	18%

Allowance for Loan Loss (period end)	$2,528	$2,424	$2,334	$2,252	$2,147	$381	18%	$2,528	$2,147	$381	18%
Reserve Change Build/ (Release)	$104	$90	$82	$105	$56	$48		$381	$357	$24
Reserve Rate	3.47%	3.50%	3.44%	3.43%	3.19%	28	bps	3.47%	3.19%	28	bps

Total Discover Card Volume	$40,655	$39,414	$38,430	$34,327	$38,574	$2,081	5%	$152,826	$141,858	$10,968	8%
Discover Card Sales Volume	$37,208	$35,896	$35,077	$30,850	$35,339	$1,869	5%	$139,031	$128,806	$10,225	8%
Rewards Rate	1.28%	1.31%	1.31%	1.27%	1.23%	5	bps	1.29%	1.24%	5	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017		Dec 31, 2018	Dec 31, 2017	2018 vs. 2017
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$7,728	$7,668	$7,260	$7,416	$7,076	$652	9%	$7,728	$7,076	$652	9%
Ending PCI Loans [1]	1,637	1,735	1,842	1,956	2,084	(447)	(21%)	1,637	2,084	(447)	(21%)
Ending Loans	$9,365	$9,403	$9,102	$9,372	$9,160	$205	2%	$9,365	$9,160	$205	2%

Interest Yield	8.31%	8.19%	8.05%	7.89%	7.69%	62	bps	8.11%	7.50%	61	bps
Net Principal Charge-off Rate	0.86%	0.96%	0.92%	0.92%	1.03%	(17)	bps	0.91%	0.90%	1	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.05%	1.19%	1.16%	1.17%	1.34%	(29)	bps	1.14%	1.21%	(7)	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	2.00%	2.13%	2.10%	2.25%	2.35%	(35)	bps	2.00%	2.35%	(35)	bps

Reserve Rate	1.80%	1.80%	1.87%	1.82%	1.77%	3	bps	1.80%	1.77%	3	bps
Reserve Rate excluding PCI Loans [2]	1.85%	1.87%	1.97%	1.93%	1.89%	(4)	bps	1.85%	1.89%	(4)	bps

PERSONAL LOANS
Ending Loans	$7,454	$7,545	$7,304	$7,307	$7,374	$80	1%	$7,454	$7,374	$80	1%

Interest Yield	12.76%	12.66%	12.55%	12.43%	12.27%	49	bps	12.60%	12.25%	35	bps
Net Principal Charge-off Rate	4.49%	4.09%	3.97%	4.03%	3.62%	87	bps	4.15%	3.30%	85	bps
Delinquency Rate (30 or more days)	1.60%	1.57%	1.42%	1.37%	1.40%	20	bps	1.60%	1.40%	20	bps

Reserve Rate	4.53%	4.28%	4.29%	4.12%	4.08%	45	bps	4.53%	4.08%	45	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Dec 31, 2018 vs. Dec 31, 2017		Dec 31, 2018	Dec 31, 2017	2018 vs. 2017
DIRECT BANKING
Interest Income	$2,906	$2,781	$2,636	$2,569	$2,556	$350	14%	$10,892	$9,648	$1,244	13%
Interest Expense	605	558	507	469	436	169	39%	2,139	1,648	491	30%
Net Interest Income	2,301	2,223	2,129	2,100	2,120	181	9%	8,753	8,000	753	9%
Other Income	432	421	398	394	423	9	2%	1,645	1,607	38	2%
Revenue Net of Interest Expense	2,733	2,644	2,527	2,494	2,543	190	7%	10,398	9,607	791	8%
Provision for Loan Losses	800	742	742	751	678	122	18%	3,035	2,586	449	17%
Total Other Expense	1,059	979	948	932	995	64	6%	3,918	3,629	289	8%
Income Before Income Taxes	$874	$923	$837	$811	$870	$4	—%	$3,445	$3,392	$53	2%

Net Interest Margin	10.35%	10.28%	10.21%	10.23%	10.28%	7	bps	10.27%	10.19%	8	bps
Pretax Return on Loan Receivables	3.93%	4.27%	4.01%	3.95%	4.22%	(29)	bps	4.04%	4.32%	(28)	bps

Allowance for Loan Loss (period end)	$3,039	$2,920	$2,821	$2,728	$2,613	$426	16%	$3,039	$2,613	$426	16%
Reserve Change Build/ (Release) [1]	$120	$100	$93	$116	$94	$26		$429	$468	($39)

PAYMENT SERVICES
Interest Income	$1	$—	$—	$—	$—	$1	NM	$1	$—	$1	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	1	—	—	—	—	1	NM	1	—	1	NM
Other Income	73	80	76	81	71	2	3%	310	290	20	7%
Revenue Net of Interest Expense	74	80	76	81	71	3	4%	311	290	21	7%
Provision for Loan Losses	—	—	—	—	1	(1)	(100%)	—	(7)	7	(100%)
Total Other Expense	51	36	36	36	41	10	24%	159	152	7	5%
Income Before Income Taxes	$23	$44	$40	$45	$29	($6)	(21%)	$152	$145	$7	5%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) represents fully phased-in common equity tier 1 capital divided by risk weighted assets under fully phased-in Basel III rules. The Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see the Reconciliation of GAAP to non-GAAP data schedule

Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017
GAAP Total Common Equity	$10,567	$10,453	$10,326	$10,308	$10,329
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(161)	(162)	(162)	(162)	(163)
Tangible Common Equity [1]	$10,151	$10,036	$9,909	$9,891	$9,911

GAAP Book Value Per Share	$33.58	$32.60	$31.66	$30.93	$30.43
Less: Goodwill	(0.77)	(0.76)	(0.73)	(0.72)	(0.72)
Less: Intangibles	(0.48)	(0.48)	(0.47)	(0.46)	(0.45)
Less: Preferred Stock	(1.70)	(1.66)	(1.64)	(1.60)	(1.57)
Tangible Common Equity Per Share	$30.63	$29.70	$28.82	$28.15	$27.69

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms